Exhibit 4.3

EXECUTION VERSION

US ONCOLOGY, INC.

$775,000,000 9.125% Senior Secured Notes Due 2017

Registration Rights Agreement

New York, New York

June 4, 2009

Morgan Stanley & Co. Incorporated

Deutsche Bank Securities Inc.

J.P. Morgan Securities Inc.

Wachovia Capital Markets, LLC

As Representatives of the Initial Purchasers

c/o Morgan Stanley & Co. Incorporated

1585 Broadway,

New York, New York 10036

Ladies and Gentlemen:

US Oncology, Inc., a corporation organized under the laws of Delaware (the “Issuer”), proposes to issue and sell to certain purchasers (the “Initial Purchasers”), for whom you (the “Representatives”) are acting as representatives, $775,000,000 principal amount of its Senior Secured Notes Due 2017 (the “Securities”), upon the terms set forth in the Purchase Agreement between the Issuer, the subsidiaries of the Issuer identified as guarantors in Schedule I to the Purchase Agreement (collectively, the “Initial Guarantors”) and the Representatives, dated as of June 4, 2009 (the “Purchase Agreement”), relating to the initial placement (the “Initial Placement”) of the Securities. To induce the Initial Purchasers to enter into the Purchase Agreement and to satisfy a condition to your obligations thereunder, the Issuer and the Guarantors agree with you for your benefit and the benefit of the holders from time to time of the Securities (including the Initial Purchasers) (each a “Holder” and, collectively, the “Holders”) and the Market Maker (as defined herein), as follows:

1. Definitions. Capitalized terms used herein without definition shall have their respective meanings set forth in the Purchase Agreement. As used in this Agreement, the following capitalized defined terms shall have the following meanings:

“Act” shall mean the Securities Act of 1933, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Additional Guarantor” shall mean any subsidiary that executes a Guarantee under the Indenture after the date of this Agreement.

“Affiliate” shall have the meaning specified in Rule 405 under the Act and the terms “controlling” and “controlled” shall have meanings correlative thereto.

“Broker-Dealer” shall mean any broker or dealer registered as such under the Exchange Act.

“Business Day” shall mean any day other than a Saturday, a Sunday or a legal holiday or a day on which banking institutions or trust companies are authorized or obligated by law to close in New York City.

“Closing Date” shall mean the date of the first issuance of the Securities.

“Commission” shall mean the Securities and Exchange Commission.

“Exchange Act” shall mean the Securities Exchange Act of 1934, as amended, and the rules and regulations of the Commission promulgated thereunder.

“Exchange Offer Registration Period” shall mean the period following the consummation of the Registered Exchange Offer and ending on the earlier of (i) the 90th day following consummation of the Registered Exchange Offer or such longer period if extended pursuant to Section 4(j) as a result of the occurrence of any of the events set forth in Sections 4(b)(ii) through (v) hereof and (ii) such time as no Exchanging Dealer holds Registrable Securities, exclusive of any period during which any stop order shall be in effect suspending the effectiveness of the Exchange Offer Registration Statement.

“Exchange Offer Registration Statement” shall mean a registration statement of the Issuer and the Guarantors on an appropriate form under the Act with respect to the Registered Exchange Offer, all amendments and supplements to such registration statement, including post-effective amendments thereto, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Exchanging Dealer” shall mean any Holder (which may include any Initial Purchaser) that is a Broker-Dealer and elects to exchange for New Securities any Securities that it acquired for its own account as a result of market-making activities or other trading activities (but not directly from the Issuer or a Guarantor or any of their respective Affiliates for New Securities.

“Final Memorandum” shall mean the offering memorandum, dated June 4, 2009, relating to the Securities, including any and all exhibits thereto and any information incorporated by reference therein as of such date.

“FINRA” shall mean the Financial Industry Regulatory Authority, Inc.

“Guarantees” shall mean the guarantee of the Securities by the Guarantors under the Indenture.

“Guarantors” shall mean the Initial Guarantors and shall also include any Guarantor’s successors and any Additional Guarantors.

“Holder” shall have the meaning set forth in the preamble hereto; provided that for purposes of Sections 5, 6 and 7 of this Agreement, the term “Holder” shall include, where the context requires, the Market Maker.

“Indenture” shall mean the Indenture relating to the Securities, dated as of the Closing Date, among the Issuer, the Initial Guarantors party thereto, and Wilmington Trust FSB, as trustee, as the same may be amended from time to time in accordance with the terms thereof.

“Initial Placement” shall have the meaning set forth in the preamble hereto.

“Initial Purchaser” shall have the meaning set forth in the preamble hereto.

“Losses” shall have the meaning set forth in Section 7(d) hereof.

“Majority Holders” shall mean, on any date, Holders of a majority of the aggregate principal amount of Securities registered under a Registration Statement.

“Managing Underwriters” shall mean the investment banker or investment bankers and manager or managers that administer an underwritten offering, if any, under a Registration Statement.

“Market Maker” shall have the meaning set forth in Section 5(a) hereof.

“Market Maker’s Information” shall have the meaning set forth in Section 5(d) hereof.

“Market Making Registration Statement” shall mean the registration statement referred to in Section 5(a)(i) hereof and all amendments and supplements to any such registration statement, including post-effective amendments, in each case including the Prospectus contained therein or deemed a part thereof, all exhibits thereto and any documents incorporated by reference therein.

“New Securities” shall mean debt securities of the Issuer and the Guarantors identical in all material respects to the Securities (except that the transfer restrictions shall be modified or eliminated, as appropriate).

“Prospectus” shall mean the prospectus included in any Registration Statement (including, without limitation, a prospectus that discloses information previously omitted from a prospectus filed as part of an effective registration statement in reliance upon Rule 430A, Rule 430 B or Rule 430 C under the Act), as amended or supplemented by any prospectus supplement, with respect to the terms of the offering of any portion of the Securities or the New Securities covered by such Registration Statement, and all amendments and supplements thereto, including any and all exhibits thereto and any information incorporated by reference therein.

“Purchase Agreement” shall have the meaning set forth in the preamble hereto.

“Registered Exchange Offer” shall mean the proposed offer of the Issuer and the Guarantors to issue and deliver to the Holders of the Securities that are not prohibited by any law or policy of the Commission from participating in such offer, in exchange for the Securities, a like aggregate principal amount of the New Securities.

“Registrable Securities” shall mean (i) Securities other than those that have been (A) registered under a Registration Statement and disposed of in accordance therewith or (B) distributed to the public pursuant to Rule 144 under the Act or any successor rule or regulation thereto that may be adopted by the Commission and (ii) any New Securities the resale of which by the Holder thereof requires compliance with the prospectus delivery requirements of the Act.

“Registration Default Damages” shall have the meaning set forth in Section 8 hereof.

“Registration Statement” shall mean any Exchange Offer Registration Statement or Shelf Registration Statement or the Market Making Registration Statement (other than with respect to the provisions of Section 4), that covers any of the Securities or the New Securities pursuant to the provisions of this Agreement, any amendments and supplements to such registration statement, including post-effective amendments (in each case including the Prospectus contained therein), all exhibits thereto and all material incorporated by reference therein.

“Securities” shall have the meaning set forth in the preamble hereto.

“Shelf Registration” shall mean a registration effected pursuant to Section 3 hereof.

“Shelf Registration Period” has the meaning set forth in Section 3(b) hereof.

“Shelf Registration Statement” shall mean a “shelf” registration statement of the Issuer and the Guarantors pursuant to the provisions of Section 3 hereof which covers some or all of the Securities or New Securities, as applicable, on an appropriate form under Rule 415 under the Act, or any similar rule that may be adopted by the Commission, amendments and supplements to such registration statement, including post-effective amendments, in each case including the Prospectus contained therein, all exhibits thereto and all material incorporated by reference therein.

“Trustee” shall mean the trustee with respect to the Securities and the New Securities under the Indenture.

“Trust Indenture Act” shall mean the Trust Indenture Act of 1939, as amended, and the rules and regulations of the Commission promulgated thereunder.

“underwriter” shall mean any underwriter of Securities in connection with an offering thereof under a Shelf Registration Statement.

2. Registered Exchange Offer. (a) Unless not permitted by applicable law, the Issuer and the Guarantors shall prepare and, not later than 120 days following the Closing Date, shall file with the Commission the Exchange Offer Registration Statement with respect to the Registered Exchange Offer. The Issuer and the Guarantors shall use their reasonable best efforts to cause the Exchange Offer Registration Statement to become effective under the Act within 210 days of the Closing Date.

(b) Upon the effectiveness of the Exchange Offer Registration Statement, the Issuer and the Guarantors shall as soon as practicable commence the Registered Exchange Offer, it being the objective of such Registered Exchange Offer to enable each Holder electing to exchange Securities for New Securities (assuming that such Holder is not an Affiliate of the Issuer or any Guarantor, acquires the New Securities in the ordinary course of such Holder’s business, has no arrangements with any person to participate in the distribution of the New Securities and is not prohibited by any law or policy of the Commission from participating in the Registered Exchange Offer) to trade such New Securities from and after their receipt without any limitations or restrictions under the Act and without material restrictions under the securities laws of a substantial proportion of the several states of the United States.

(c) In connection with the Registered Exchange Offer, the Issuer and Guarantors shall:

(i) mail to each Holder a copy of the Prospectus forming part of the Exchange Offer Registration Statement, together with an appropriate letter of transmittal and related documents; provided, that the Issuer and Guarantors shall only be required to mail such Prospectus to Holders of which the Issuer and the Guarantors are aware after due inquiry;

(ii) keep the Registered Exchange Offer open for not less than 30 days and not more than 45 days after the date notice thereof is mailed to the Holders (or, in each case, longer if required by applicable law);

(iii) use their reasonable best efforts to keep the Exchange Offer Registration Statement continuously effective under the Act, supplemented and amended as required, under the Act to ensure that it is available for sales of New Securities by Exchanging Dealers during the Exchange Offer Registration Period;

(iv) utilize the services of a depositary for the Registered Exchange Offer with an address in the Borough of Manhattan in New York City, which may be the Trustee or an Affiliate of the Trustee;

(v) permit Holders to withdraw tendered Securities at any time prior to the close of business, New York time, on the last Business Day on which the Registered Exchange Offer is open;

(vi) prior to effectiveness of the Exchange Offer Registration Statement, provide a supplemental letter to the Commission (A) stating that the Issuer and the Guarantors are conducting the Registered Exchange Offer in reliance on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988), and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991); and (B) including a representation that the Issuer and the Guarantors have not entered into any arrangement or understanding with any person to distribute the New Securities to be received in the Registered Exchange

Offer and that, to the best of the Issuer’s and the Guarantors’ information and belief, each Holder participating in the Registered Exchange Offer is acquiring the New Securities in the ordinary course of business and has no arrangement or understanding with any person to participate in the distribution of the New Securities; and

(vii) comply in all material respects with all applicable laws.

(d) As soon as practicable after the close of the Registered Exchange Offer, the Issuer and the Guarantors shall:

(i) accept for exchange all Securities tendered and not validly withdrawn pursuant to the Registered Exchange Offer;

(ii) deliver to the Trustee for cancellation in accordance with Section 4(r) all Securities so accepted for exchange; and

(iii) cause the Trustee as soon as practicable to authenticate and deliver to each Holder of Securities a principal amount of New Securities equal to the principal amount of the Securities of such Holder so accepted for exchange.

(e) Each Holder hereby acknowledges and agrees that any Broker-Dealer and any such Holder using the Registered Exchange Offer to participate in a distribution of the New Securities (x) could not under Commission policy as in effect on the date of this Agreement rely on the position of the Commission in Exxon Capital Holdings Corporation (pub. avail. May 13, 1988) and Morgan Stanley and Co., Inc. (pub. avail. June 5, 1991), as interpreted in the Commission’s letter to Shearman & Sterling dated July 2, 1993 and similar no-action letters; and (y) must comply with the registration and prospectus delivery requirements of the Act in connection with any secondary resale transaction, which must be covered by an effective registration statement containing the selling security holder information required by Item 507 or 508, as applicable, of Regulation S-K under the Act if the resales are of New Securities obtained by such Holder in exchange for Securities acquired by such Holder directly from the Issuer and the Guarantors or one of their respective Affiliates. Accordingly, each Holder participating in the Registered Exchange Offer shall be required to represent to the Issuer and the Guarantors that, at the time of the consummation of the Registered Exchange Offer:

(i) any New Securities received by such Holder will be acquired in the ordinary course of business;

(ii) such Holder will have no arrangement or understanding with any person to participate in the distribution of the Securities or the New Securities within the meaning of the Act; and

(iii) such Holder is not an Affiliate of the Issuer or any Guarantor.

(f) If any Initial Purchaser determines that it is not eligible to participate in the Registered Exchange Offer with respect to the exchange of Securities constituting any portion of an unsold allotment, at the request of such Initial Purchaser, the Issuer and the Guarantors shall issue and deliver to such Initial Purchaser (exclusively for resale under a Shelf Registration Statement) or the person purchasing New Securities registered under a Shelf Registration Statement as contemplated by Section 3 hereof from such Initial Purchaser, in exchange for such Securities, a like principal amount of New Securities. The Issuer and the Guarantors shall use their reasonable best efforts to cause the CUSIP Service Bureau to issue the same CUSIP number for such New Securities as for New Securities issued pursuant to the Registered Exchange Offer.

3. Shelf Registration. (a) If (i) due to any change in law or applicable interpretations thereof by the Commission’s staff, the Issuer and the Guarantors determine that they are not permitted to effect the Registered Exchange Offer as contemplated by Section 2 hereof; (ii) for any other reason the Registered Exchange Offer is not consummated within 240 days of the Closing Date; (iii) any Initial Purchaser so requests with respect to Securities that are not eligible to be exchanged for New Securities in the Registered Exchange Offer and that are held by it following consummation of the Registered Exchange Offer; (iv) any Holder (other than an Initial Purchaser) is not eligible to participate in the Registered Exchange Offer other than by reason of such Holder being an affiliate of the Issuer or any Guarantor (it being understood that the requirement that an Exchanging Dealer deliver the prospectus contained in the Exchange Offer Registration Statement in connection with the sale of New Securities shall not result in such New Securities being not “freely tradeable”); or (v) in the case of any Initial Purchaser that participates in the Registered Exchange Offer, such Initial Purchaser does not receive freely tradeable New Securities in exchange for Securities constituting any portion of an unsold allotment (it being understood that (x) the requirement that an Initial Purchaser deliver a Prospectus containing the information required by Item 507 or 508 of Regulation S-K under the Act in connection with sales of New Securities acquired in exchange for such Securities shall result in such New Securities being not “freely tradeable”; and (y) the requirement that an Exchanging Dealer deliver a Prospectus in connection with sales of New Securities acquired in the Registered Exchange Offer in exchange for Securities acquired as a result of market-making activities or other trading activities shall not result in such New Securities being not “freely tradeable”), the Issuer and the Guarantors shall effect a Shelf Registration Statement in accordance with subsection (b) below.

(b) (i) The Issuer and the Guarantors shall as promptly as practicable (but in no event (i) if the Exchange Offer Registration Statement is not permitted to be filed by applicable law, more than 120 days following the Closing Date and (ii) in any other circumstance in which a Shelf Registration Statement is required to be filed, more than 90 days after so required or requested pursuant to this Section 3), file with the Commission and thereafter use their reasonable best efforts to cause to be declared effective under the Act (i) if the Exchange Offer Registration Statement is not declared effective by the SEC within 210 days of the Closing Date, within 210 days after the Closing Date, (ii) if the Registered Exchange Offer is not consummated within 240 days of the Closing Date, within 240 days of the Closing Date or (iii) in any other circumstance in which a Shelf Registration Statement is required to be filed, within 180 days after so required or requested, a Shelf Registration Statement relating to the offer and sale of the Securities or the New Securities, as applicable, by the Holders thereof from time to time in accordance with the methods of distribution elected by such Holders and set forth in such Shelf Registration Statement; provided, however, that no Holder (other than an Initial Purchaser) shall be entitled to have the Securities held by it covered by such Shelf Registration Statement unless such Holder agrees in writing to be bound by all of the provisions of this Agreement applicable to such Holder (with the Initial Purchasers’ agreement thereto being evidenced by their execution of this Agreement); and provided further, that with respect to New Securities received by an Initial Purchaser in exchange for Securities constituting any portion of an unsold allotment, the Issuer and the Guarantors may, if permitted by current interpretations by the Commission’s staff, file a post-effective amendment to the Exchange Offer Registration Statement containing the information required by Item 507 or 508 of Regulation S-K, as applicable, in satisfaction of their obligations under this subsection with respect thereto, and any such Exchange Offer Registration Statement, as so amended, shall be referred to herein as, and governed by the provisions herein applicable to, a Shelf Registration Statement.

(ii) Subject to Section 4(j), the Issuer and the Guarantors shall use their best efforts to keep the Shelf Registration Statement continuously effective, supplemented and amended as required by the Act, in order to permit the Prospectus forming part thereof to be usable by Holders for a period (the “Shelf Registration Period”) from the date the Shelf Registration Statement is declared effective by the Commission until the earlier of (A) the second anniversary thereof, (B) the date upon which all the Securities or New Securities, as applicable, covered by the Shelf Registration Statement have been sold pursuant to the Shelf Registration Statement or (C) the date upon which all the Securities or New Securities are no longer restricted securities (as defined in Rule 144 under the Act). The Issuer and the Guarantors shall be deemed not to have used their best efforts to keep the Shelf Registration Statement effective during the Shelf Registration Period if any of them voluntarily takes any action that would result in Holders of Securities covered thereby not being able to offer and sell such Securities at any time during the Shelf Registration Period, unless such action is (x) required by applicable law or otherwise undertaken by the Issuer and the Guarantors in good faith and for valid business reasons (not including avoidance of the Issuer’s and the Guarantors’ obligations hereunder), including the acquisition or divestiture of assets, and (y) permitted pursuant to Section 4(j)(ii) hereof.

(iii) The Issuer and the Guarantors shall cause the Shelf Registration Statement and the related Prospectus and any amendment or supplement thereto, as of the effective date of the Shelf Registration Statement or such amendment or supplement, (A) to comply in all material respects with the applicable requirements of the Act; and (B) not to contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary in order to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading; it being understood that the Issuer and the Guarantors shall not be so responsible for information provided by or on behalf of Holders.

4. Additional Registration Procedures. In connection with any Shelf Registration Statement and, to the extent applicable, any Exchange Offer Registration Statement, the following provisions shall apply.

(a) The Issuer and the Guarantors shall:

(i) furnish, in each case if requested in writing, to each of the Representatives and to counsel for the Representatives, in the case of an Exchange Offer Registration Statement, and to counsel for the Holders of Registrable Securities, in the case of a Shelf Registration Statement, not less than five Business Days prior to the filing thereof with the Commission, a copy of any Exchange Offer Registration Statement and any Shelf Registration Statement, as applicable, and each amendment thereof and each amendment or supplement, if any, to the Prospectus included therein (including all documents incorporated by reference therein after the initial filing) and shall use their reasonable best efforts to reflect in each such document, when so filed with the Commission, such comments as the Representatives reasonably propose;

(ii) include the information set forth in Annex A hereto on the facing page of the Exchange Offer Registration Statement, in Annex B hereto in the forepart of the Exchange Offer Registration Statement in a section setting forth details of the Exchange Offer, in Annex C hereto in the underwriting or plan of distribution section of the Prospectus contained in the Exchange Offer Registration Statement, and in Annex D hereto in the letter of transmittal delivered pursuant to the Registered Exchange Offer;

(iii) if requested by an Initial Purchaser, include the information required by Item 507 or 508 of Regulation S-K, as applicable, in the Prospectus contained in the Exchange Offer Registration Statement; and

(iv) in the case of a Shelf Registration Statement, include the names of the Holders that propose to sell Securities pursuant to the Shelf Registration Statement as selling security holders.

(b) The Issuer and the Guarantors shall advise the Representatives, the Holders of Securities covered by any Shelf Registration Statement (but only to such Holders as are named as selling security holders in the prospectus forming part of such Shelf Registration Statement) and any Exchanging Dealer under any Exchange Offer Registration Statement that has provided in writing to the Issuer a telephone or facsimile number and address for notices, and, if requested by any Representative or any such Holder or Exchanging Dealer, shall confirm such advice in writing (which notice pursuant to clauses (ii)-(v) hereof shall be accompanied by an instruction to suspend the use of the Prospectus until the Issuer and the Guarantors shall have remedied the basis for such suspension) or the Issuer and the Guarantors decide to resume the use of the Prospectus, as the case may be:

(i) when a Registration Statement and any amendment thereto has been filed with the Commission and when the Registration Statement or any post-effective amendment thereto has become effective;

(ii) of any request by the Commission for any amendment or supplement to the Registration Statement or the Prospectus or for additional information;

(iii) of the issuance by the Commission of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose;

(iv) of the receipt by the Issuer or the Guarantors of any notification with respect to the suspension of the qualification of the securities included therein for sale in any jurisdiction or the institution or threatening of any proceeding for such purpose; and

(v) unless notice has been provided pursuant to Section 4(j)(ii) hereto, of the happening of any event that requires any change in the Registration Statement or the Prospectus so that, as of such date, they (A) do not contain any untrue statement of a material fact and (B) do not omit to state a material fact required to be stated therein or necessary to make the statements therein (in the case of the Prospectus, in the light of the circumstances under which they were made) not misleading.

(c) The Issuer and the Guarantors shall use their reasonable best efforts to prevent the issuance of any order suspending the effectiveness of any Registration Statement or the qualification of the securities therein for sale in any jurisdiction and, if issued, to obtain as soon as practicable the withdrawal thereof.

(d) The Issuer and the Guarantors shall furnish to each Holder of Securities covered by any Shelf Registration Statement, without charge, at least one copy of such Shelf Registration Statement and any post-effective amendment thereto, including all material incorporated therein by reference, and, if the Holder so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(e) The Issuer and the Guarantors shall, during the Shelf Registration Period, deliver to each Holder of Securities covered by any Shelf Registration Statement, without charge, as many copies of the Prospectus (including the Preliminary Prospectus) included in such Shelf Registration Statement and any amendment or supplement thereto as such Holder may reasonably request in writing. The Issuer and the Guarantors consent, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by each of the selling Holders of Securities in connection with the offering and sale of the Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Shelf Registration Statement.

(f) The Issuer and the Guarantors shall furnish to each Exchanging Dealer which so requests, without charge, at least one copy of the Exchange Offer Registration Statement and any post-effective amendment thereto, including all material incorporated by reference therein, and, if the Exchanging Dealer so requests in writing, all exhibits thereto (including exhibits incorporated by reference therein).

(g) The Issuer and the Guarantors shall promptly deliver to each Initial Purchaser, each Exchanging Dealer and each other person required to deliver a Prospectus during the Exchange Offer Registration Period, without charge, as many copies of the Prospectus included in such Exchange Offer Registration Statement and any amendment or supplement thereto as any such person may reasonably request in writing. The Issuer and the Guarantors consent, subject to the provisions of this Agreement, to the use of the Prospectus or any amendment or supplement thereto by any Initial Purchaser, any Exchanging Dealer and any such other person that may be required to deliver a Prospectus following the Registered Exchange Offer in connection with the offering and sale of the New Securities covered by the Prospectus, or any amendment or supplement thereto, included in the Exchange Offer Registration Statement.

(h) Prior to the Registered Exchange Offer or any other offering of Securities pursuant to any Registration Statement, the Issuer and the Guarantors shall use their reasonable best efforts to arrange, if necessary, for the qualification of the Securities or the New Securities for sale under the laws of such jurisdictions as any Holder shall reasonably request and shall maintain such qualification in effect so long as required; provided that in no event shall the Issuer or any Guarantor be obligated to qualify to do business in any jurisdiction where it is not then so qualified or to take any action that would subject it to service of process in suits or to taxation, other than those arising out of the Initial Placement, the Registered Exchange Offer or any offering pursuant to a Shelf Registration Statement, in any such jurisdiction where it is not then so subject.

(i) The Issuer and the Guarantors shall cooperate with the Holders of Securities to facilitate the timely preparation and delivery of certificates representing New Securities or Securities to be issued or sold pursuant to any Registration Statement free of any restrictive legends and in such denominations and registered in such names as Holders may request a reasonable period of time prior to sales of Securities pursuant to such Registration Statement.

(j) (i) Upon the occurrence of any event contemplated by subsections (b)(ii) through (v) above, the Issuer and the Guarantors shall promptly (or within the time period provided for by clause (ii) hereof, if applicable) prepare a post-effective amendment to the applicable Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that, as thereafter delivered to the purchasers of the Securities included therein, the Prospectus will not include an untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading. In such circumstances, the period of effectiveness of the Exchange Offer Registration Statement provided for in Section 2 shall be extended by the number of days from and including the date of the giving of a notice of suspension pursuant to Section 4(b) or this Section to and including the date when the Initial Purchasers, the Holders of the Securities and any known Exchanging Dealer shall have received such amended or supplemented Prospectus pursuant to this Section.

(ii) Upon the occurrence or existence of any pending corporate development or any other material event that, in the reasonable judgment of the Issuer and the Guarantors, makes it appropriate to suspend the availability of a Shelf Registration Statement and the related Prospectus, the Issuer and the

Guarantors shall give notice (without notice of the nature or details of such events) to the Holders (but only to such Holders as are named as selling security holders in the prospectus forming part of such Shelf Registration Statement) that the availability of such Shelf Registration is suspended and, upon actual receipt of any such notice, each such Holder agrees not to sell any Registrable Securities pursuant to the Shelf Registration until such Holder’s receipt of copies of the supplemented or amended Prospectus, or until it is advised in writing by the Issuer and the Guarantors that the Prospectus may be used, and has received copies of any additional or supplemental filings that are incorporated or deemed incorporated by reference in such Prospectus. The period during which the availability of the Shelf Registration and any Prospectus is suspended shall not exceed 45 days in any three-month period or 90 days in any twelve-month period.

(k) Not later than the effective date of any Registration Statement, the Issuer and the Guarantors shall provide a CUSIP number for the Securities or the New Securities, as the case may be, registered under such Registration Statement and provide the Trustee with printed certificates for such Securities or New Securities, in a form eligible for deposit with The Depository Trust Issuer.

(l) The Issuer and the Guarantors shall comply with all applicable rules and regulations of the Commission and shall make generally available to its security holders an earnings statement satisfying the provisions of Section 11(a) of the Act as soon as practicable after the effective date of the applicable Registration Statement and in any event no later than 45 days after the end of a 12-month period (or 90 days, if such period is a fiscal year) beginning with the first month of the Issuer’s first fiscal quarter commencing after the effective date of the applicable Registration Statement.

(m) The Issuer and the Guarantors shall cause the Indenture to be qualified under the Trust Indenture Act in a timely manner.

(n) The Issuer and the Guarantors may require each Holder of securities to be sold pursuant to any Shelf Registration Statement to furnish to the Issuer and the Guarantors such information regarding the Holder and the distribution of such securities as the Issuer and the Guarantors may from time to time reasonably require for inclusion in such Registration Statement. The Issuer and the Guarantors may exclude from such Shelf Registration Statement the Securities of any Holder that fails to furnish such information within a reasonable time after receiving such request.

(o) In the case of any Shelf Registration Statement, the Issuer and the Guarantors shall enter into customary agreements (including, if requested, an underwriting agreement in customary form) and take all other appropriate actions, if any, as the Holders of a majority of the Securities to be included in the Shelf Registration Statement shall reasonably request in order to facilitate the disposition of the Securities.

(p) In the case of any Shelf Registration Statement, the Issuer and the Guarantors shall:

(i) make reasonably available for inspection by the Holders of Securities to be registered thereunder, any underwriter participating in any disposition pursuant to such Registration Statement, and any attorney, accountant or other agent retained by the Holders or any such underwriter all relevant financial and other records and pertinent corporate documents of the Issuer and the Guarantors and their respective subsidiaries;

(ii) cause the Issuer’s and the Guarantors’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the Holders or any such underwriter, attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations provided, however, that the foregoing inspection and information gathering shall be coordinated on behalf of the Initial Purchasers by you and on behalf of the other parties, by one counsel designated by and on behalf of such other parties as described in Section 5 hereof (all such information shall be kept confidential by the recipients pursuant to a customary confidentiality agreement to be executed by such recipients prior to receiving such information);

(iii) make such representations and warranties to the Holders of Securities registered thereunder and the underwriters, if any, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv) obtain opinions of counsel to the Issuer and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the Managing Underwriters, if any) addressed to each selling Holder and the underwriters, if any, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by such Holders and underwriters;

(v) obtain “comfort” letters and updates thereof from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to each selling Holder of Securities registered thereunder and the underwriters, if any, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings; and

(vi) deliver such documents and certificates as may be reasonably requested by the Majority Holders or the Managing Underwriters, if any, including those to evidence compliance with Section 4(j) and with any customary conditions contained in the underwriting agreement or other agreement entered into by the Issuer and the Guarantors.

The actions set forth in clauses (iii), (iv), (v) and (vi) of this paragraph (p) shall be performed at (A) the effectiveness of such Registration Statement and each post-effective amendment thereto; and (B) each closing under any underwriting or similar agreement as and to the extent required thereunder.

(q) In the case of any Exchange Offer Registration Statement, the Issuer and the Guarantors shall, if requested by an Initial Purchaser, or by a broker dealer that holds Securities that were acquired as a result of market making or other trading activities:

(i) make reasonably available for inspection by the requesting party, and any attorney, accountant or other agent retained by the requesting party, all relevant financial and other records, pertinent corporate documents and properties of the Issuer, the Guarantors and their respective subsidiaries;

(ii) cause the Issuer’s and the Guarantors’ officers, directors, employees, accountants and auditors to supply all relevant information reasonably requested by the requesting party or any such attorney, accountant or agent in connection with any such Registration Statement as is customary for similar due diligence examinations;

(iii) make such representations and warranties to the requesting party, in form, substance and scope as are customarily made by issuers to underwriters in primary underwritten offerings and covering matters including, but not limited to, those set forth in the Purchase Agreement;

(iv) obtain opinions of counsel to the Issuer and the Guarantors and updates thereof (which counsel and opinions (in form, scope and substance) shall be reasonably satisfactory to the requesting party and its counsel, addressed to the requesting party, covering such matters as are customarily covered in opinions requested in underwritten offerings and such other matters as may be reasonably requested by the requesting party or its counsel;

(v) obtain “comfort” letters and updates thereof from the independent certified public accountants of the Issuer (and, if necessary, any other independent certified public accountants of any subsidiary of the Issuer or of any business acquired by the Issuer for which financial statements and financial data are, or are required to be, included in the Registration Statement), addressed to the requesting party, in customary form and covering matters of the type customarily covered in “comfort” letters in connection with primary underwritten offerings, or if requested by the requesting party or its counsel in lieu of a “comfort” letter, an agreed-upon procedures letter under Statement on Auditing Standards No. 35, covering matters requested by the requesting party or its counsel; and

(vi) deliver such documents and certificates as may be reasonably requested by the requesting party or its counsel, including those to evidence compliance with Section 4(j) and with conditions customarily contained in underwriting agreements.

The foregoing actions set forth in clauses (iii), (iv), (v), and (vi) of this Section shall be performed at the close of the Registered Exchange Offer and the effective date of any post-effective amendment to the Exchange Offer Registration Statement.

(r) If a Registered Exchange Offer is to be consummated, upon delivery of the Securities by Holders to the Issuer (or to such other person as directed by the Issuer in exchange for the New Securities, the Issuer shall mark, or caused to be marked, on the Securities so exchanged that such Securities are being cancelled in exchange for the New Securities. In no event shall the Securities be marked as paid or otherwise satisfied.

(s) The Issuer and the Guarantors shall use their reasonable best efforts if the Securities have been rated prior to the initial sale of such Securities, to confirm such ratings will apply to the Securities or the New Securities, as the case may be, covered by a Registration Statement.

(t) In the event that any Broker-Dealer shall underwrite any Securities or participate as a member of an underwriting syndicate or selling group or “assist in the distribution” (within the meaning of any applicable FINRA rules) thereof, whether as a Holder of such Securities or as an underwriter, a placement or sales agent or a broker or dealer in respect thereof, or otherwise, the Issuer and the Guarantors shall assist such Broker-Dealer in complying with the FINRA rules.

(u) The Issuer and the Guarantors shall use their reasonable best efforts to take all other steps necessary to effect the registration of the Securities or the New Securities, as the case may be, covered by a Registration Statement.

5. Market Making. (a) For so long as any of the Securities or Exchange Securities are outstanding and Morgan Stanley & Co. Incorporated (in such capacity, the “Market Maker”) or any of its affiliates (as defined in the rules and regulations of the SEC) owns any equity securities of the Issuer, the Guarantors or any of their affiliates and proposes to make a market in the Securities or Exchange Securities as part of its business in the ordinary course, the following provisions shall apply for the sole benefit of the Market Maker:

(i) The Issuer and the Guarantors shall (A) on the date that the Exchange Offer Registration Statement or, if required hereby, the Shelf Registration Statement is filed with the SEC, file a registration statement (the “Market Making Registration Statement”) (which may be the Exchange Offer Registration Statement or the Shelf Registration Statement if permitted by the rules and regulations of the SEC) and use their reasonable best efforts to cause such Market Making Registration Statement to become effective on or prior to the consummation of the Exchange Offer or the initial effective date of the Shelf Registration Statement, as applicable; (B) periodically amend such Market Making Registration Statement so that the information contained therein complies with the requirements of Section 10(a) under the Securities Act; (C) amend the Market Making Registration Statement or amend or supplement the related Prospectus when necessary to reflect any material changes in the information provided therein; and (D) amend the Market Making Registration Statement when required to do so in order to comply with Section 10(a)(3) of the Securities Act; provided, however, that (1) prior to filing the Market Making Registration Statement, any amendment thereto or any amendment or supplement to the related Prospectus, the Issuer will furnish to the Market Maker copies of all such documents proposed to be filed, which documents will be subject to the review of the Market Maker and its counsel and (2) the Issuer and the Guarantors will not file the Market Making Registration Statement, any amendment thereto or any amendment or supplement to the related Prospectus to which the Market Maker and its counsel shall reasonably object unless the Issuer is advised by counsel that such Market Making Registration Statement or any such amendment or supplement is required to be filed under applicable securities laws and the Issuer will provide the Market Maker and its counsel with copies of the Market Making Registration Statement and each amendment and supplement filed.

(ii) The Issuer shall notify the Market Maker and, if requested by the Market Maker, confirm such advice in writing, (A) when any Market Making Registration Statement, any post-effective amendment to the Market Making Registration Statement or any amendment or supplement to the related Prospectus has been filed, and, with respect to any Market Making Registration Statement or any post-effective amendment, when the same has become effective; (B) of any request by the SEC for any post-effective amendment to the Market Making Registration Statement, any supplement or amendment to the related Prospectus or for additional information; (C) the issuance by the SEC of any stop order suspending the effectiveness of the Market Making Registration Statement or the initiation of any proceedings for that purpose, including the receipt by the Issuer of any notice of objection of the SEC to the use of the Market Making Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act; (D) of the receipt by the Issuer of any notification with respect to the suspension of the qualification of the Securities or Exchange Securities for sale in any jurisdiction or the initiation or threatening of any proceedings for such purpose; and (E) of the happening of any event that makes any statement made in the Market Making Registration Statement, the related Prospectus or any amendment or supplement thereto untrue or that requires the making of any changes in the Market Making Registration Statement, such Prospectus or any amendment or supplement thereto, in order to make the statements therein not misleading.

(iii) If any event contemplated by Section 5(a)(ii)(B) through (E) occurs during the period for which the Issuer and the Guarantors are required to maintain an effective Market Making Registration Statement, the Issuer and the Guarantors shall, subject to Section 5(a)(i), promptly prepare and file with the SEC a post-effective amendment to the Market Making Registration Statement or an amendment or supplement to the related Prospectus or file any other required document so that the Prospectus will not include an untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

(iv) In the event of the issuance of any stop order suspending the effectiveness of the Market Making Registration Statement, any notice of objection pursuant to Rule 401(g)(2) under the Securities Act or any order suspending the qualification of the Securities or Exchange Securities for sale in any jurisdiction, the Issuer and the Guarantors shall promptly use their reasonable best efforts to obtain the withdrawal of such order or the resolution of such objection, including by filing an amendment to the Market Making Registration Statement on the proper form as necessary.

(v) The Issuer shall furnish to the Market Maker, without charge, (i) at least one conformed copy of the Market Making Registration Statement and any post-effective amendment thereto; and (ii) as many copies of the related Prospectus and any amendment or supplement thereto as the Market Maker may reasonably request.

(vi) The Issuer and the Guarantors shall consent to the use of the Prospectus contained in the Market Making Registration Statement or any amendment or supplement thereto by the Market Maker in connection its market- making activities.

(vii) Notwithstanding the foregoing provisions of this Section 5, the Issuer and the Guarantors may for valid business reasons, including without limitation, a potential material acquisition, divestiture of assets or other material corporate transaction, notify the Market Maker in writing that the Market Making Registration Statement is no longer effective or the Prospectus included therein is no longer usable for offers and sales of Securities or Exchange Securities; provided that the use of the Market Making Registration Statement or the Prospectus contained therein shall not be suspended for more than 60 days (whether or not consecutive) in the aggregate in any 12-month period. The Market Maker agrees that upon receipt of any notice from the Issuer pursuant to this Section 5(a)(vii), it will discontinue use of the Prospectus contained in the Market Making Registration Statement until receipt of copies of the supplemented or amended Prospectus relating thereto or until advised in writing by the Issuer that the use of the Prospectus contained in the Market Making Registration Statement may be resumed.

(b) In connection with the Market Making Registration Statement, the Issuer shall (i) make available for inspection by a representative of, and counsel acting for, the Market Maker, at reasonable times and in a reasonable manner, all pertinent financial and other records, documents and properties of the Issuer and its subsidiaries and (ii) cause the respective officers, directors and employees of the Issuer and the Guarantors to supply all information reasonably requested by such representative or counsel or the Market Maker; provided that if any such information is identified by the Issuer or any Guarantor as being confidential or proprietary, each Person receiving such information shall take such actions as are reasonably necessary to protect the confidentiality of such information to the extent such action is otherwise not inconsistent with, an impairment of or in derogation of the rights and interests of any Market Maker.

(c) Prior to the initial effective date of the Market Making Registration Statement, the Issuer and the Guarantors shall use their reasonable best efforts to register or qualify the Securities or Exchange Securities for offer and sale under all applicable state securities or blue sky laws of such jurisdictions as the Market Maker reasonably requests in writing, cooperate with the Market Maker in connection with any filings required to be made with the National Association of Securities Dealers, Inc. and do any and all other acts or things that may be reasonably necessary or advisable to enable the offer and sale in such jurisdictions of the Securities or Exchange Securities covered by the Market Making Registration Statement; provided that the Issuer and the Guarantors shall not be required to (i) qualify as a foreign corporation or other entity or as a dealer in securities in any jurisdiction where it would not otherwise be required to so qualify, (ii) file any general consent to subject itself to service of process in any such jurisdictions or (iii) subject itself to taxation in any such jurisdiction if it not so subject.

(d) The Issuer and the Guarantors represent and agree that the Market Making Registration Statement, any post-effective amendments thereto, any amendments or supplements to the related Prospectus and any documents filed by them under the Exchange Act will, when they become effective or are filed with the SEC, as the case maybe, conform in all respects to the requirements of the Securities Act and the Exchange Act and the rules and regulations of the SEC thereunder and will not, as of each effective date of such Market Making Registration Statement or post-effective amendments and as of the filing date of any amendments or supplements to such Prospectus or filings under the Exchange Act, contain an untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided that no representation or warranty is made as to information contained in or omitted from the Market Making Registration Statement or the related Prospectus in reliance upon and in conformity with written information furnished to the Issuer by the Market Maker specifically for inclusion therein, which information the parties hereto agree will be limited to the statements concerning the market-making activities of the Market Maker to be set forth on the cover page and in the “Plan of Distribution” section of the Prospectus (the “Market Maker’s Information”).

(e) At the time of initial effectiveness of the Market Making Registration Statement and concurrently with each time the Market Making Registration Statement shall be amended by post-effective amendment, including by the filing of an annual report incorporated by reference into the Market Making Registration Statement, or the related Prospectus shall be amended or supplemented, the Issuer shall (if requested by the Market Maker) furnish the Market Maker and its counsel with a certificate of an appropriate officer to the effect that:

(i) the Market Making Registration Statement has become effective; (ii) in the case of an amendment to the Market Making Registration Statement, such amendment has become effective under the Securities Act as of the date and time specified in such certificate, if applicable; and in the case of an amendment or supplement to the Prospectus, such amendment or supplement to the Prospectus was filed with the SEC pursuant to the subparagraph of Rule 424(b) under the Securities Act specified in such certificate on the date specified therein; (iii) to the knowledge of such officers, no stop order suspending the effectiveness of the Market Making Registration Statement has been issued, including any notice of objection of the SEC to the use of the Market Making Registration Statement or any post-effective amendment thereto pursuant to Rule 401(g)(2) under the Securities Act, and no proceeding for that purpose is pending or threatened by the SEC; and (iv) such officers have carefully examined the Market Making Registration Statement and the Prospectus (and, in the case of an amendment or supplement, such amendment or supplement) and as of the applicable effective date of such Market Making Registration Statement, or the date of such amendment or supplement, as applicable, the Market Making Registration Statement and the Prospectus, as amended or supplemented, if applicable, did not include any untrue statement of a material fact and did not omit to state a material fact required to be stated therein or necessary to make the statements therein not misleading.

(f) The Issuer and the Guarantors, on the one hand, and the Market Maker, on the other hand, hereby agree to indemnify each other, and, if applicable, contribute to the other, in accordance with Section 6 of this Agreement.

(g) The Issuer and the Guarantors will comply with the provisions of this Section 5 at their own expense.

(h) The agreements contained in this Section 5 and the representations, warranties and agreements contained in this Agreement shall survive all offers and sales of the Securities and Exchange Securities and shall remain in full force and effect, regardless of any termination or cancellation of this Agreement or any investigation made by or on behalf of any indemnified party.

(i) For purposes of this Section 5, (i) any reference to the terms “amend”, “amendment” or “supplement” with respect to the Market Making Registration Statement or the Prospectus contained therein shall be deemed to refer to and include the filing under the Exchange Act of any document deemed to be incorporated therein by reference and (ii) any reference to the terms “Securities” or “Exchange Securities” shall be deemed to refer to and include any securities issued in exchange for or with respect to such Securities or Exchange Securities.

6. Registration Expenses. The Issuer and the Guarantors shall bear all expenses incurred in connection with the performance of their obligations under Sections 2, 3, 4 and 5 hereof (other than any underwriters discounts or commissions) and, in the event of any Shelf Registration Statement, will reimburse the Holders for the reasonable fees and disbursements of one firm or counsel (which shall initially be Cravath, Swaine & Moore LLP, but which may be another nationally recognized law firm experienced in securities matters designated by the Majority Holders) to act as counsel for the Holders in connection therewith, and, in the case of any Exchange Offer Registration Statement, will reimburse the Initial Purchasers for the reasonable fees and disbursements of counsel acting in connection therewith.

7. Indemnification and Contribution. (a) The Issuer and the Guarantors jointly and severally agree to indemnify and hold harmless each Holder of Securities or New Securities, as the case may be, covered by any Registration Statement, each Initial Purchaser, the Market Maker and, with respect to any Prospectus delivery as contemplated in Section 4(g) hereof, each Exchanging Dealer, the directors, officers, employees, Affiliates and agents of each such Holder, Initial Purchaser or Exchanging Dealer and each person who controls any such Holder, Initial Purchaser or Exchanging Dealer within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement as originally filed or in any amendment thereof, or in any preliminary Prospectus or the Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein (in the case of any preliminary Prospectus or the Prospectus, in the light of the circumstances under which they were made) not misleading, and agree to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by it in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that the Issuer and the Guarantors will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Issuer and the Guarantors by or on behalf of the party claiming indemnification specifically for inclusion therein. This indemnity agreement shall be in addition to any liability that the Issuer and the Guarantors may otherwise have.

The Issuer and the Guarantors also jointly and severally agree to indemnify as provided in this Section 6(a) or contribute as provided in Section 6(d) hereof to Losses of each underwriter, if any, of Securities or New Securities, as the case may be, registered under a Shelf Registration Statement, their directors, officers, employees, Affiliates or agents and each person who controls such underwriter on substantially the same basis as that of the indemnification of the Initial Purchasers, the Market Maker and the selling Holders provided in this Section 6(a) and shall, if requested by any Holder, enter into an underwriting agreement reflecting such agreement, as provided in Section 4(o) hereof.

(b) Each Holder of Securities covered by a Registration Statement (including each Initial Purchaser that is a Holder, in such capacity) severally and not jointly agrees to indemnify and hold harmless the Issuer and the Guarantors, each of their respective directors, each of their respective officers who signs such Registration Statement and each person who controls the Issuer or any Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuer and the Guarantors to each such Holder, but only with reference to written information relating to such Holder furnished to the Issuer and the Guarantors by or on behalf of such Holder specifically for inclusion in the documents referred to in the foregoing indemnity; and, subject to the forgoing clause, shall reimburse, as incurred, the Issuer and the Guarantors for any legal or other expenses reasonably incurred by the Issuer and the Guarantors or any such controlling person in connection with investigation or defending any loss, claim, damage, liability or action in respect thereof . This indemnity agreement will be in addition to any liability that any such Holder may otherwise have.

(c) The Market Maker agrees to indemnify and hold harmless the Issuer and the Guarantors, each of their respective directors, each of their respective officers who signs the Market Making Registration Statement and each person who controls the Issuer or any Guarantor within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Issuer and the Guarantors to the Market Maker, but only with reference to written information relating to the Market Maker furnished to the Issuer and the Guarantors by or on behalf of the Market Maker specifically for inclusion in the documents referred to in the foregoing indemnity; and, subject to the forgoing clause, shall reimburse, as incurred, the Issuer and the Guarantors for any legal or other expenses reasonably incurred by the Issuer and the Guarantors or any such controlling person in connection with investigation or defending any loss, claim, damage, liability or action in respect thereof . This indemnity agreement will be in addition to any liability that the Market Makes may otherwise have.

(d) Promptly after receipt by an indemnified party under this Section 6 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses; and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel (including local counsel) of the indemnifying party’s choice at the indemnifying party’s expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel, other than local counsel if not appointed by the indemnifying party, retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be reasonably satisfactory to the indemnified party. Notwithstanding the indemnifying party’s election to appoint counsel (including local counsel) to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest; (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties that are different from or additional to those available to the indemnifying party; (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action; or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties (such consent not to be unreasonably withheld or delayed), settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. The Issuer and the Guarantors shall not be liable under this Section for any settlement or compromise or consent to the entry of judgment of any claim, action, suit or proceeding effected without its prior written consent, which consent shall not be reasonably withheld.

(e) In the event that the indemnity provided in paragraph (a) or (b) of this Section is unavailable to or insufficient to hold harmless an indemnified party for any reason for the losses, claims, damages or liabilities referred to therein, then each applicable indemnifying party shall have a joint and several obligation to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending any loss, claim, liability, damage or action) (collectively “Losses”) to which such indemnified party may be subject in such proportion as is appropriate to reflect the relative benefits received by such indemnifying party, on the one hand, and such indemnified party, on the other hand, from the Initial Placement and the Registration Statement which resulted in such Losses; provided, however, that in no case shall any Initial Purchaser be responsible, in the aggregate, for any amount in excess of the purchase discount or commission applicable to such Security, or in the case of a New Security, applicable to the Security that was exchangeable into such New Security, as set forth in the Purchase Agreement, nor shall any underwriter be responsible for any amount in excess of the underwriting discount or commission applicable to the securities purchased by such underwriter under the Registration Statement which resulted in such Losses. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the indemnifying party and the indemnified party shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of such indemnifying party, on the one hand, and such indemnified party, on the other hand, in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Issuer and the Guarantors shall be deemed to be equal to the total net proceeds from the Initial Placement (before deducting expenses) as set forth in the Final Memorandum. Benefits received by the Initial Purchasers shall be deemed to be equal to the total purchase discounts and commissions as set forth in the Purchase Agreement, and benefits received by any other Holders shall be deemed to be equal to the value of receiving Securities or New Securities, as applicable, registered under the Act. Benefits received by any underwriter shall be deemed to be equal to the total underwriting discounts and commissions, as set forth on the cover page of the Prospectus forming a part of the Registration Statement which resulted in such Losses. Relative fault shall be determined by reference to, among other things, whether any untrue or any alleged untrue statement of a material fact or omission or alleged omission to state a material fact relates to information provided by the indemnifying party, on the one hand, or by the indemnified party, on the other hand, the intent of the parties and their relative knowledge, access to information and opportunity to correct or prevent such untrue statement or omission. The parties agree that it would not be just and equitable if contribution were determined by pro rata allocation (even if the Holders were treated as one entity for such purpose) or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section, each person who controls a Holder within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of such Holder shall have the same rights to contribution as such Holder, and each person who controls the Issuer and the Guarantors within the meaning of either the Act or the Exchange Act, each officer, director, employee, Affiliate and agent of the Issuer and the Guarantors who shall have signed the Registration Statement and each director of the Issuer and the Guarantors shall have the same rights to contribution as the Issuer and the Guarantors, subject in each case to the applicable terms and conditions of this paragraph (d).

(f) The provisions of this Section will remain in full force and effect, regardless of any investigation made by or on behalf of any Holder or the Issuer or the Guarantors or any of the indemnified persons referred to in this Section 7, and will survive the sale by a Holder of securities covered by a Registration Statement.

8. Underwritten Registrations. (a) If any of the Securities or New Securities, as the case may be, covered by any Shelf Registration Statement are to be sold in an underwritten offering, the Managing Underwriters shall be selected by the Majority Holders and shall be reasonably acceptable to the Issuer and the Guarantors.

(b) No person may participate in any underwritten offering pursuant to any Shelf Registration Statement, unless such person (i) agrees to sell such person’s Securities or New Securities, as the case may be, on the basis reasonably provided in any underwriting arrangements approved by the persons entitled hereunder to approve such arrangements; and (ii) completes and executes all questionnaires, powers of attorney, indemnities, underwriting agreements and other documents reasonably required under the terms of such underwriting arrangements.

9. Registration Defaults. If any of the following events shall occur, then the Issuer and the Guarantors shall pay liquidated damages (the “Registration Default Damages”) to the Holders of the applicable Security in respect of the applicable Security as follows:

(a) if any Registration Statement (other than the Market Making Registration Statement) required by this Agreement is not filed with the Commission on or prior to the date specified for such filing in this Agreement, then Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such specified date and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum; or

(b) if any Registration Statement (other than the Market Making Registration Statement) required by this Agreement is not declared effective by the Commission on or prior to the date by which reasonable best efforts are to be used to cause such effectiveness under this Agreement, then commencing on the day after such specified date, Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such specified date; such rate will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum; or

(c) if any Registration Statement (other than the Market Making Registration Statement) required by this Agreement has been declared effective but ceases to be effective at any time at which it is required to be effective under this Agreement, then commencing on the day the Registration Statement ceases to be effective, Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such date on which the Registration Statement ceases to be effective; such rate will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum; or

(d) if the Registered Exchange Offer has not been consummated within 240 days of the Closing Date, then Registration Default Damages shall accrue on the Registrable Securities at a rate of 0.25% per annum for the first 90 days from and including such specified date and will increase by 0.25% per annum at the end of each subsequent 90-day period, but in no event shall such rate exceed 1.00% per annum;

provided, however, that (1) upon the filing of the Registration Statement (in the case of paragraph (a) above), (2) upon the effectiveness of the Registration Statement (in the case of paragraph (b) above), (3) upon the effectiveness of the Registration Statement which had ceased to remain effective (in the case of paragraph (c) above), or (4) upon the consummation of the Registered Exchange Offer (in the case of paragraph (d) above), Registration Default Damages shall cease to accrue. Notwithstanding any provision herein to the contrary, Registration Default Damages shall not accrue on any Security that is no longer a Registrable Security, nor shall the amount of Registration Default Damages increase because more than one of the circumstances described in Section 9(a)-(d) has occurred and is pending.

10. No Inconsistent Agreements. The Issuer and the Guarantors have not entered into, and agree not to enter into, any agreement with respect to their securities that is inconsistent with the rights granted to the Holders or the Market Maker herein or that otherwise conflicts with the provisions hereof.

11. Amendments and Waivers. The provisions of this Agreement may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer and the Guarantors have obtained the written consent of the Holders of a majority of the aggregate principal amount of the Registrable Securities outstanding and with respect to the provisions of Section 5, the written consent of the Market Maker; provided that, with respect to any matter that directly or indirectly affects the rights of any Initial Purchaser or the Market Maker hereunder, the Issuer and the Guarantors shall obtain the written consent of each such Initial Purchaser or the Market Maker against which such amendment, qualification, supplement, waiver or consent is to be effective; provided, further, that no amendment, qualification, supplement, waiver or consent with respect to Section 9 hereof shall be effective as against any Holder of Registrable Securities unless consented to in writing by such Holder; and provided, further, that the provisions of this Article 10 may not be amended, qualified, modified or supplemented, and waivers or consents to departures from the provisions hereof may not be given, unless the Issuer and the Guarantors have obtained the written consent of the Initial Purchasers and each Holder. Notwithstanding the foregoing (except the foregoing provisos), a waiver or consent to departure from the provisions hereof with respect to a matter that relates exclusively to the rights of Holders whose Securities or New Securities, as the case may be, are being sold pursuant to a Registration Statement and that does not directly or indirectly affect the rights of other Holders may be given by the Majority Holders, determined on the basis of Securities or New Securities, as the case may be, being sold rather than registered under such Registration Statement.

12. Notices. All notices and other communications provided for or permitted hereunder shall be made in writing by hand-delivery, first-class mail, telex, telecopier or air courier guaranteeing overnight delivery:

(a) if to a Holder, at the most current address given by such holder to the Issuer in accordance with the provisions of this Section 11, which address initially is, with respect to each Holder, the address of such Holder maintained by the Registrar under the Indenture;

(b) if to the Representatives, initially at the address or addresses set forth in the Purchase Agreement;

(c) if to the Issuer and the Guarantors, initially at the Issuer’s address set forth in the Purchase Agreement; and

(d) if to the Market Maker, initially at its address set forth in the Purchase Agreement.

All such notices and communications shall be deemed to have been duly given when received.

The Initial Purchasers or the Issuer and the Guarantors by notice to the other parties may designate additional or different addresses for subsequent notices or communications.

13. Remedies. Each Holder, in addition to being entitled to exercise all rights provided to it herein, in the Indenture or in the Purchase Agreement or granted by law, including recovery of liquidated or other damages, will be entitled to specific performance of its rights under this Agreement. The Issuer and the Guarantors agree that monetary damages would not be adequate compensation for any loss incurred by reason of a breach by it of the provisions of this Agreement and hereby agree to waive in any action for specific performance the defense that a remedy at law would be adequate. Notwithstanding the foregoing, the Registration Default Damages are intended to constitute the sole monetary damages that a Holder may collect as a result of the occurrence of any of the conditions described in Sections 9(a) – (d) and any obligations that result in any such condition.

14. Successors. This Agreement shall inure to the benefit of and be binding upon the parties hereto, their respective successors and assigns, including, without the need for an express assignment or any consent by the Issuer and the Guarantors thereto, subsequent Holders of Securities and the New Securities, and the indemnified persons referred to in Section 7 hereof. The Issuer and the Guarantors hereby agree to extend the benefits of this Agreement to any Holder of Securities and the New Securities, and any such Holder may specifically enforce the provisions of this Agreement as if an original party hereto.

15. Counterparts. This Agreement may be signed in one or more counterparts, each of which shall constitute an original and all of which together shall constitute one and the same agreement.

16. Headings. The section headings used herein are for convenience only and shall not affect the construction hereof.

17. Applicable Law. This Agreement shall be governed by and construed in accordance with the laws of the State of New York applicable to contracts made and to be performed in the State of New York. The parties hereto each hereby waive any right to trial by jury in any action, proceeding or counterclaim arising out of or relating to this Agreement.

18. Severability. In the event that any one of more of the provisions contained herein, or the application thereof in any circumstances, is held invalid, illegal or unenforceable in any respect for any reason, the validity, legality and enforceability of any such provision in every other respect and of the remaining provisions hereof shall not be in any way impaired or affected thereby, it being intended that all of the rights and privileges of the parties shall be enforceable to the fullest extent permitted by law.

19. Securities Held by the Issuer, etc. Whenever the consent or approval of Holders of a specified percentage of principal amount of Securities or New Securities is required hereunder, Securities or New Securities, as applicable, held by the Issuer or any Guarantor or any of their respective Affiliates (other than subsequent Holders of Securities or New Securities if such subsequent Holders are deemed to be Affiliates solely by reason of their holdings of such Securities or New Securities) shall not be counted in determining whether such consent or approval was given by the Holders of such required percentage.

If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Issuer, the Guarantors and the several Initial Purchasers.

Very truly yours,

US ONCOLOGY, INC.

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Chief Financial Officer and Executive Vice President

ACCESSMED HOLDINGS, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

ACCESSMED, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR HOLDING COMPANY OF INDIANA, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

AOR MANAGEMENT COMPANY OF ARIZONA, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR MANAGEMENT COMPANY OF INDIANA, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR MANAGEMENT COMPANY OF MISSOURI, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR MANAGEMENT COMPANY OF OKLAHOMA, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

AOR MANAGEMENT COMPANY OF PENNSYLVANIA, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR MANAGEMENT COMPANY OF VIRGINIA, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR OF INDIANA MANAGEMENT PARTNERSHIP, as a Subsidiary Guarantor,

By:	AOR Management Company of Indiana, LLC, its general partner

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

and

By:	AOR Holding Company of Indiana, LLC, its general partner

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

AOR OF TEXAS MANAGEMENT, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR REAL ESTATE, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AOR SYNTHETIC REAL ESTATE, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

AORT HOLDING COMPANY, INC., as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

GREENVILLE RADIATION CARE, INC., as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

INNOVENT ONCOLOGY, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

IOWA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

NEBRASKA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

NEW MEXICO PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

NORTH CAROLINA PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

ONCOLOGY RX CARE ADVANTAGE, LP, as a Subsidiary Guarantor,

By: US Oncology Corporate, Inc., its general partner

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

ONCOLOGY TODAY, LP, as a Subsidiary Guarantor,

By: US Oncology Corporate, Inc., its general partner

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

PHYSICIAN RELIANCE, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

PHYSICIAN RELIANCE NETWORK, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

RMCC CANCER CENTER, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

SELECTPLUS ONCOLOGY, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

ST. LOUIS PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

TEXAS PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

UNITY ONCOLOGY, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

TOPS PHARMACY SERVICES, INC., as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY CLINICAL DEVELOPMENT, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY CORPORATE, INC., as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY INTEGRATED SOLUTIONS, LP, as a Subsidiary Guarantor,

By: US Oncology Corporate, Inc., its general partner

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

US ONCOLOGY PHARMACEUTICAL SERVICES, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY REIMBURSEMENT SOLUTIONS, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY RESEARCH, LLC, as a Subsidiary Guarantor,

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

US ONCOLOGY SPECIALTY, LP, as a Subsidiary Guarantor,

By: US Oncology Corporate, Inc., its general partner

By:	/s/ Michael A. Sicuro
	Name:	Michael A. Sicuro
	Title:	Vice President and Treasurer

Signature Page to Registration Rights Agreement

The foregoing Agreement is hereby confirmed and

accepted as of the date first above written.

Morgan Stanley & Co. Incorporated

Deutsche Bank Securities Inc.

J.P. Morgan Securities Inc.

Wachovia Capital Markets, LLC

By: MORGAN STANLEY & CO. INCORPORATED

by	/s/ Peter Zippelius
	Name:	Peter Zippelius
	Title:	Authorized Signatory

For itself and the other several Initial Purchasers named in Schedule I to the Purchase Agreement.

[Signature Page to the Registration Rights Agreement]

ANNEX A

Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. The Letter of Transmittal states that by so acknowledging and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities. The company has agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, it will make this prospectus available to any broker-dealer for use in connection with any such resale. See “Plan of Distribution”.

ANNEX B

Each broker-dealer that receives new securities for its own account in exchange for securities, where such securities were acquired by such broker-dealer as a result of market-making activities or other trading activities, must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. See “Plan of Distribution”.

ANNEX C

PLAN OF DISTRIBUTION

Each broker-dealer that receives new securities for its own account pursuant to the Exchange Offer must acknowledge that it will deliver a prospectus in connection with any resale of such new securities. This prospectus, as it may be amended or supplemented from time to time, may be used by a broker-dealer in connection with resales of new securities received in exchange for securities where such securities were acquired as a result of market-making activities or other trading activities. The company has agreed that, starting on the expiration date and ending on the close of business one year after the expiration date, it will make this prospectus, as amended or supplemented, available to any broker-dealer for use in connection with any such resale. In addition, until                             ,                 , all dealers effecting transactions in the new securities may be required to deliver a prospectus.

The company will not receive any proceeds from any sale of new securities by brokers-dealers. New securities received by broker-dealers for their own account pursuant to the Exchange Offer may be sold from time to time in one or more transactions in the over-the-counter market, in negotiated transactions, through the writing of options on the new securities or a combination of such methods of resale, at market prices prevailing at the time of resale, at prices related to such prevailing market prices or negotiated prices. Any such resale may be made directly to purchasers or to or through brokers or dealers who may receive compensation in the form of commissions or concessions from any such broker-dealer and/or the purchasers of any such new securities. Any broker-dealer that resells new securities that were received by it for its own account pursuant to the Exchange Offer and any broker or dealer that participates in a distribution of such new securities may be deemed to be an “underwriter” within the meaning of the Act and any profit of any such resale of new securities and any commissions or concessions received by any such persons may be deemed to be underwriting compensation under the Act. The Letter of Transmittal states that by acknowledging that it will deliver and by delivering a prospectus, a broker-dealer will not be deemed to admit that it is an “underwriter” within the meaning of the Act.

For a period of one year after the expiration date, the company will promptly send additional copies of this prospectus and any amendment or supplement to this prospectus to any broker-dealer that requests such documents in the Letter of Transmittal. The company has agreed to pay all expenses incident to the Exchange Offer (including the expenses of one counsel for the holder of the securities) other than commissions or concessions of any brokers or dealers and will indemnify the holders of the securities (including any broker-dealers) against certain liabilities, including liabilities under the Act.

[If applicable, add information required by Regulation S-K Items 507 and/or 508.]

ANNEX D

Rider A

PLEASE FILL IN YOUR NAME AND ADDRESS BELOW IF YOU ARE A BROKER-DEALER AND WISH TO RECEIVE 10 ADDITIONAL COPIES OF THE PROSPECTUS AND 10 COPIES OF ANY AMENDMENTS OR SUPPLEMENTS THERETO.

Name:
Address:

Rider B

If the undersigned is not a Broker-Dealer, the undersigned represents that it acquired the New Securities in the ordinary course of its business, it is not engaged in, and does not intend to engage in, a distribution of New Securities and it has no arrangements or understandings with any person to participate in a distribution of the New Securities. If the undersigned is a Broker-Dealer that will receive New Securities for its own account in exchange for Securities, it represents that the Securities to be exchange for New Securities were acquired by it as a result of market-making activities or other trading activities and acknowledges that it will deliver a prospectus in connection with any resale of such New Securities; however, by so acknowledging and by delivering a prospectus, the undersigned will not be deemed to admit that it is an “underwriter” within the meaning of the Act.